   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1998


                                                      REGISTRATION NO. 333-37303
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           -------------------------
                                POST-EFFECTIVE

                                AMENDMENT NO. 2

                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           -------------------------

                                FTD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          7389                     13-3711271
(STATE OR OTHER JURISDICTION OF  (PRIMARY STANDARD INDUSTRIAL      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)   IDENTIFICATION NUMBER)

                              3113 WOODCREEK DRIVE
                         DOWNERS GROVE, ILLINOIS 60515
                                 (630) 719-7800
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                              SCOTT D. LEVIN, ESQ.
                                FTD CORPORATION
                              3113 WOODCREEK DRIVE
                         DOWNERS GROVE, ILLINOIS 60515
                                 (630) 719-7800
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                           -------------------------

                        COPIES OF ALL COMMUNICATIONS TO:

                             MARC WEINGARTEN, ESQ.
                            SCHULTE ROTH & ZABEL LLP
                                900 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 756-2000
                           -------------------------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [X]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
================================================================================

                         POST EFFECTIVE AMENDMENT #2
                                 TO FORM S-1
                               FTD CORPORATION
                          REGISTRATION NO. 333-37303
                         REGISTERING 1,146,078 SHARES
                       OF COMMON STOCK, PAR VALUE $0.01


        Total shares originally registered by FTD Corporation on its Registration Statement on Form S-1, Registration No. 333-37303, were 1,146,078. Upon termination of the public offering, there were 94,277 shares subscribed for. FTD hereby deregisters 1,051,801 shares for offer or sale in the transaction represented by the prospectus dated February 20, 1998.


        The company intends to carryforward any excess registration fees it paid in connection with this Registration Statement to be used in future registrations.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Downers Grove, State of Illinois, November 12, 1998.


                                          FTD CORPORATION

                                          By:     /s/ ROBERT L. NORTON

                                            ------------------------------------
                                            Name: Robert L. Norton
                                            Title: President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                                   TITLE                       DATE
                  ---------                                   -----                       ----

                      *                        Chairman of the Board of Directors   November 12, 1998
---------------------------------------------
              Richard C. Perry

            /s/ ROBERT L. NORTON               President                            November 12, 1998
---------------------------------------------
              Robert L. Norton

                      *                        Treasurer (Principal Financial       November 12, 1998
---------------------------------------------    Officer and Principal Accounting
            Francis C. Piccirillo                Officer)

                      *                        Director                             November 12, 1998
---------------------------------------------
               Veronica K. Ho

                      *                        Director                             November 12, 1998
---------------------------------------------
             Gary K. Silberberg

                      *                        Director                             November 12, 1998
---------------------------------------------
              Geoffery Rehnert

                      *                        Director                             November 12, 1998
---------------------------------------------
               Habib Y. Gorgi


*By:    /s/ SCOTT D. LEVIN

     ---------------------------
           Scott D. Levin
          Attorney-in-Fact